                                                                     EXHIBIT 4.5

[FRONT]

                 COMMON                             COMMON
                 STOCK                              STOCK

            PAR VALUE $.01                       PAR VALUE $.01

      INCORPORATED UNDER THE LAWS OF
          THE STATE OF DELAWARE                    CompCare


NUMBER                                                          SHARES
CMP VOID



THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
 IN THE CITIES OF JERSEY CITY
       OR NEW YORK                                   CUSIP 204620 20 7


                         COMPREHENSIVE CARE CORPORATION


                       This certifies that


                       is the record holder of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF Comprehensive Care Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

           Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

  COUNTERSIGNED AND REGISTERED:
   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                     (JERSEY CITY, NJ)
                         TRANSFER AGENT AND REGISTRAR,

BY                                            [CORPORATE SEAL
                                              COMPREHENSIVE CARE
                                              CORPORATION]

             Authorized Officer  /s/ Kerri Ruppert    /s/ Chriss W. Street
                                     -------------        ----------------
                                       Secretary              Chairman


[BACK]

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.
     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Comprehensive Care Corporation and Continental Stock Transfer & Trust Company, dated as of April 19, 1988 (as amended herein called the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Comprehensive Care Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Comprehensive Care Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to Acquiring Persons or Associates or Affiliates thereof (as defined in the Rights Agreement) shall become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common




UNIF. GIFT MIN. ACT -- ____________ Custodian ____________
                        (Cust)               (Minor)
                       under Uniform Gifts to Minors Act
                       ___________________________________
                                   (State)
UNIF. TRF. MIN. ACT    __________ Custodian (until age ___)
                        (Cust)
                       __________ under Uniform Transfers
                        (Minor)
                       to Minors Act _____________________
                                           (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                                           X ___________________________________

                                           X ___________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By __________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.